                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                   /S/ JAMES E. TERRILL
                                           .....................................
                                                        SIGNATURE

                                                     JAMES E. TERRILL
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                   /S/ HOWARD E. KILROY
                                           .....................................
                                                        SIGNATURE

                                                     HOWARD E. KILROY
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                    /S/ JOHN R. FUNKE
                                           .....................................
                                                        SIGNATURE

                                                      JOHN R. FUNKE
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                 /S/ MICHAEL W.J. SMURFIT
                                           .....................................
                                                        SIGNATURE

                                                   MICHAEL W.J. SMURFIT
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                   /S/ DAVID R. RAMSAY
                                           .....................................
                                                        SIGNATURE

                                                     DAVID R. RAMSAY
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John R. Funke, Patrick J. Moore and James E. Terrill, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement (the 'Equity Registration Statement') of SIBV/MS Holdings, Inc. ('Holdings'), as registrant (under the name Jefferson Smurfit Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to the initial public offering of common stock of Holdings, (ii) to sign a Registration Statement (the 'Debt Registration Statement') of Container Corporation of America ('CCA'), as co-registrant, and Jefferson Smurfit Corporation ('JSC'), as co-registrant (under the name Jefferson Smurfit (U.S.) Corporation), to be filed under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) thereto, with respect to one or more tranches of senior debt securities to be issued by CCA and guaranteed by JSC, and (iii) to file the Equity Registration Statement and the Debt Registration Statement, in each case, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

                                                   /S/ ALAN E. GOLDBERG
                                           .....................................
                                                        SIGNATURE

                                                     ALAN E. GOLDBERG
                                           .....................................
                                                       (PRINT NAME)

February 18, 1994